UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT – June 23, 2025
(Date of earliest event reported)

HONEYWELL INTERNATIONAL INC.
(Exact name of Registrant as specified in its Charter)

Delaware	1-8974	22-2640650
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

855 S. MINT STREET, CHARLOTTE, NC..................................................28202
......(Address of principal executive offices).................................................(Zip Code)

 Registrant’s telephone number, including area code: (704) 627-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1 per share	HON	The Nasdaq Stock Market LLC
3.500% Senior Notes due 2027	HON 27	The Nasdaq Stock Market LLC
2.250% Senior Notes due 2028	HON 28A	The Nasdaq Stock Market LLC
3.375% Senior Notes due 2030	HON 30	The Nasdaq Stock Market LLC
0.750% Senior Notes due 2032	HON 32	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2032	HON 32A	The Nasdaq Stock Market LLC
4.125% Senior Notes due 2034	HON 34	The Nasdaq Stock Market LLC
3.750% Senior Notes due 2036	HON 36	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 23, 2025, Honeywell International Inc., a Delaware corporation (the “Company”) completed its previously announced reorganization (the “Liability Management Reorganization”) in connection with which: (i) certain of the Company's asbestos-related assets and liabilities were allocated to a separate, wholly owned entity, (ii) certain assets and liabilities associated with certain sites for which the Company had or may have had environmental liabilities were allocated to a separate, wholly owned entity, (iii) certain assets and liabilities associated with certain other sites (not included in clause (ii) above) for which the Company had or may have had environmental liabilities were allocated to a separate, wholly owned entity and (iv) all remaining assets and liabilities of the Company (i.e., all assets and liabilities not included in clauses (i)-(iii) above) were allocated to the Company.

Certain steps in the Liability Management Reorganization were transactions set forth in the Agreement and Plan of Merger, dated April 9, 2025 (as amended on June 23, 2025, the “Liability Management Merger Agreement”) by and among the Company, Hyperion Holdco Sub LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company (“Holdco”), Hyperion Merger Sub 1, Inc., a Delaware corporation and a direct and indirect subsidiary of Holdco (“Merger Sub 1”) and Hyperion Merger Sub 2, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Merger Sub 2”). The Liability Management Merger Agreement was approved by the Company’s shareowners at its 2025 Annual Meeting of Shareowners, which was held on May 20, 2025. The summary of the material provisions of the Liability Management Merger Agreement provided herein is qualified in its entirety by reference to the agreement itself, which is furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

The material steps of the Liability Management Reorganization described below were completed substantially concurrently in the sequential order described below.

First Merger
Merger Sub 1 was merged with and into the Company (the “First Merger”). Prior to the consummation of the First Merger, Holdco converted from a Delaware limited liability company into a Delaware corporation named Honeywell Holdco, Inc.

Upon completion of the First Merger:
•The Company was the surviving corporation, and the separate existence of Merger Sub 1 ceased;
•Each outstanding share of the Company’s common stock was automatically cancelled in exchange for one share of Holdco common stock, and the shareowners of the Company immediately prior to the First Merger became the shareowners of Holdco; and
•Holdco owned all of the issued and outstanding common stock of the Company (and therefore the Company became a wholly owned subsidiary of Holdco), and each share of Holdco common stock outstanding immediately prior to the First Merger was cancelled.

Immediately prior to the effective time of the First Merger, Holdco’s organizational documents were amended and restated. The Holdco amended and restated certificate of incorporation was identical to the Company’s amended and restated certificate of incorporation immediately prior to the First Merger except for the name of the entity, certain dates, and certain ministerial language relating to its method of adoption. The Holdco amended and restated by-laws were identical to the Company’s amended by-laws immediately prior to the First Merger, except for the name of the entity and certain dates.

Division Pursuant to Delaware Law
Immediately following the First Merger, the Company converted into a limited liability limited partnership, with Hyperion GP LLC, a Delaware limited liability company and a wholly owned subsidiary of Holdco, serving as the general partner of such limited liability limited partnership. Immediately thereafter, the Company was divided pursuant to Delaware law (the “Division”) into four separate entities, with the Company surviving the Division as one of such entities. Pursuant to the Division, assets and liabilities in the following categories were allocated to separate entities: (i) certain asbestos-related assets and liabilities, (ii) certain assets and liabilities associated with certain sites for which the Company had or may have had environmental liabilities, and (iii) certain assets and liabilities associated with certain other sites (not included in clause (ii) above) for which the Company had or may have had environmental liabilities and certain other liabilities, with all remaining assets and liabilities of the Company (i.e., all assets and liabilities not included in clauses (i)-(iii) above) allocated to the Company as the surviving entity in the Division.

Second Merger
Immediately following the Division, among other things, the Company converted back from a limited liability limited partnership into a corporation, and Merger Sub 2 merged with and into Holdco (the “Second Merger”), pursuant to the Liability Management Merger Agreement.

Upon completion of the Second Merger:
•Holdco was the surviving corporation, and the separate existence of Merger Sub 2 ceased;
•Each outstanding share of Holdco common stock was automatically cancelled in exchange for one share of Company common stock, and the shareowners of Holdco immediately prior to the Second Merger, who were the shareowners of the Company prior to the First Merger, again became the shareowners of the Company;
•The Company owned all of the issued and outstanding shares of Holdco common stock (and therefore Holdco became a wholly owned subsidiary of the Company), each share of Company common stock outstanding immediately prior to the Second Merger was cancelled, and Holdco converted back from a corporation into a limited liability company named Hyperion Holdco Sub LLC; and
•The Company again is the publicly listed parent company in Honeywell’s structure, and its name is Honeywell International Inc.

No Impact to Company Shareowners
Upon completion of the Liability Management Reorganization, (i) each shareowner of the Company became the owner of the same number of shares of the Company’s common stock as the shareowner owned immediately prior to the Liability Management Reorganization, (ii) each share of the Company’s common stock represents the same ownership of the Company as it had immediately prior to the Liability Management Reorganization and (iii) each shareowner of the Company has the same rights as such shareowner had immediately prior to the Liability Management Reorganization, including rights as to voting and dividends.

Upon completion of the Liability Management Reorganization, each outstanding option to purchase shares of Company common stock prior to the Liability Management Reorganization became an option to acquire, at the same exercise price, an identical number of shares of Company common stock following the Liability Management Reorganization. In addition, upon completion of the Liability Management Reorganization each outstanding restricted stock unit for shares of Company common stock prior to the Liability Management Reorganization became a restricted stock unit for an identical number of shares of Company common stock following the Liability Management Reorganization, each outstanding performance-based restricted stock unit for shares of Company common stock prior to the Liability Management Reorganization became a performance-based restricted stock unit for an identical number of shares of Company common stock following the Liability Management Reorganization and each deferred stock unit for shares of Company common stock prior to the Liability Management Reorganization became a deferred stock unit for an identical number of shares of Company common stock following the Liability Management Reorganization. All such equity awards continue to have the same terms and conditions as applied immediately prior to the Liability Management Reorganization. In addition, in connection with the Liability Management Reorganization, the Company assumed each of the Company stock plans and the shares of Company common stock available for issuance under the Company stock plans are in accordance with the terms of the respective plans.

The Board of Directors of the Company following the Liability Management Reorganization consists of the same persons comprising the Board of Directors of the Company prior to the Liability Management Reorganization. Similarly, the executive officers of the Company following the Liability Management Reorganization are the same as those of the Company immediately prior to the Liability Management Reorganization.

The Company’s common stock continues to trade on Nasdaq under the ticker symbol “HON” following the Liability Management Reorganization.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the effective time of the Second Merger, the Company’s organizational documents were amended and restated. The Amended and Restated Certificate of Incorporation of the Company is identical to the Company’s Certificate of Incorporation immediately prior to the Liability Management Reorganization, except for certain dates and certain ministerial language relating to its method of adoption. The Amended and Restated Bylaws of the Company are identical to the Company’s By-laws immediately prior to the Liability Management Reorganization, except for certain dates.

The summary of the Amended and Restated Certificate of Incorporation of the Company and of the Amended and Restated Bylaws of the Company provided herein is qualified in its entirety by reference to such documents, which are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K.

Item 7.01    Regulation FD Disclosure

The information set forth in the “Explanatory Note” of this Current Report on Form 8-K is incorporated by reference into this Item 7.01. The information furnished pursuant to this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed as part of this report:

Exhibit #	Description
3.1	Amended and Restated Certificate of Incorporation of Honeywell International Inc., dated June 23, 2025
3.2	Amended and Restated By-laws of Honeywell International Inc., dated June 23, 2025
99.1
Agreement and Plan of Merger, dated April 9, 2025, by and among the Honeywell International Inc., Hyperion Holdco Sub LLC, Hyperion Merger Sub 1, Inc. and Hyperion Merger Sub 2, Inc. (incorporated herein by reference to Appendix B to the definitive proxy statement of the Company filed on April 9, 2025)*

99.2
Amendment No. 1 to the Agreement and Plan of Merger, dated as of June 23, 2025, by and among the Honeywell International Inc., Hyperion Holdco Sub LLC, Hyperion Merger Sub 1, Inc. and Hyperion Merger Sub 2, Inc.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)
* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	June 24, 2025	HONEYWELL INTERNATIONAL INC.

By: /s/ Su Ping Lu
Su Ping Lu
Senior Vice President, General Counsel and Corporate Secretary